Non-controlling interests	12 Months Ended
Dec. 31, 2024
Noncontrolling Interest [Abstract]
Non-controlling interests	Noncontrolling interests
(a)Redeemable noncontrolling interests
In October 2021, Suzhou Photon-Matrix entered into financing agreements with third party investors, pursuant to which these investors contributed RMB30,000 in cash in exchange for 10.71% of equity interests of Suzhou Photon-Matrix. In January 2022, Suzhou Photon-Matrix entered into financing agreements with third party investors, pursuant to which these investors in aggregate contributed RMB10,000 in cash in exchange for 3.45% of equity interests of Suzhou Photon-Matrix. These investors have the right to request Suzhou Photon-Matrix to redeem all of the equity interest they hold if Suzhou Photon-Matrix does not achieve a qualified IPO within 7 years after their investment, at the contribution price plus 10% interest per annum.
Before the deconsolidation of Suzhou Photon-Matrix as stated in the Note 9, the redeemable noncontrolling interest was recorded outside of permanent equity, as mezzanine equity- redeemable noncontrolling interests in the consolidated balance sheets. The amount presented in redeemable noncontrolling interests should be higher of the noncontrolling interests balance after attribution of net income or loss of the subsidiary and related dividends to the noncontrolling interests, or the redemption amount.
During the year ended December 31, 2022, changes of redeemable noncontrolling interests were as follows:

RMB
Balance as of January 1, 2022	30,500
Add: Capital contribution	10,000
Less: Comprehensive loss	(464)
Add: Accretion of redeemable noncontrolling interests	714
Less: Deconsolidation of Suzhou Photon-Matrix	(40,750)
Balance as of December 31, 2022	—
b.    Non-redeemable noncontrolling interests
In January 2022, the Group lost control in Suzhou Photon-Matrix, following its capital transactions with other shareholders as a consequence of which the Group’s ownership interest in Suzhou Photon-Matrix reduced from 57.03% to 49.17%. The Group lost control of Suzhou Photon-Matrix and the carrying amount of relevant non-redeemable noncontrolling interests in the amount of RMB7,178 was derecognized accordingly. In January 2024 as noted in note 3.c above, the Group purchased 13.10% additional equity interest in Suzhou Photon-Matrix and obtained control in Suzhou-Photon Matrix and, as a result, 37.73% equity interest in Suzhou-Photon Matrix was recorded as non-redeemable noncontrolling interests at its carrying value. In July 2024, the Group further acquired 0.69% interest in Suzhou-Photon Matrix for a consideration of RMB2,403 from a third-party shareholder and the difference between consideration paid and carrying amount of the acquired interest was recorded in additional paid-in capital as this transaction is presented as equity transaction among owners.

In June 2023, as a result of the combination between entities under common control stated in the Note 3.a, the Group owns a controlling interest of 70% in JICA. The remaining 30% equity interest in JICA was recorded as non-redeemable noncontrolling interests.